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                         Cedar-South Philadelphia I, LLC
                        Cedar-South Philadelphia II, LLC
                    Cedar Shopping Centers Partnership, L.P.
                             44 South Bayles Avenue
                         Port Washington, New York 11050

                                                                October 31, 2003

SPSP Corporation
Passyunk Supermarket, Inc.
Twenty Fourth Street Passyunk Partners, L.P.
44 West Lancaster Avenue, Suite 110
Ardmore, Pennsylvania 19003

        Re: 2301-11 Oregon Avenue, Philadelphia, Pennsylvania, 2426 South 23rd Street, Philadelphia, Pennsylvania and 2300 W. Passyunk Avenue, Philadelphia, Pennsylvania (collectively, the "Property")

Gentlemen:

        This letter ("Third Amendment Letter") amends (i) that certain Agreement to Enter Into Net Lease dated as of April 23, 2003 (the "Agreement") among Cedar-South Philadelphia I, LLC ("Cedar") and SPSP Corporation ("SPSP"), Passyunk Supermarket, Inc. ("Passyunk") and Twenty Fourth Street Passyunk Partners, L.P. ("24th Street"; SPSP, Passyunk and 24th Street are collectively referred to herein as the "Owners"), as amended by letter agreement dated May 15, 2003 (the "First Amendment Letter") and by letter agreement dated June 18, 2003 (the "Second Amendment Letter"). Any undefined capitalized terms used herein shall have the meanings ascribed to them in the Agreement, as amended by the First Amendment Letter and the Second Amendment Letter.

        The parties hereto hereby covenant and agree as follows:

        1.      Section 21 of the Agreement is amended by adding the following:

                If Owners deliver to Cedar a lease (the "Teddy's Lease") for a Teddy's Department Store (or similar trade name) for approximately 9,400 square feet of the space formerly occupied by Eckerd's upon the terms set forth below, then, effective upon delivery of the Teddy's Lease, Cedar shall apply any amounts received under the Teddy's Lease (the "Teddy's Credit") against the Offset Amount thereafter permitted to be deducted by Cedar from each monthly installment of basic rent payable under the Net Lease pursuant to this Section 21. Cedar shall continue to thereafter apply the Teddy's Credit against the Offset Amount during the Leasing Period. The lease terms referred to above are:

                Rent: $15 per square foot per annum plus a 10% increase after 5 years

                Term:            10 years plus options

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                Tenant:          New corporation to be formed by company
                                 operating Teddy's Department Store or similar trade name Rent

                Commencement:    60 days after delivery or opening for business

                Landlord's Work: Vanilla box plus obtaining Certificate of
                                 Occupancy or equivalent

        Any reduction in the Offset Amount by reason of the application of the Teddy's Credit pursuant to this paragraph shall be in addition to any reduction set forth in the formula to calculate the Offset Amount contained in the second sentence of this Section 21.

        2. Except as amended by this Third Amendment Letter, the terms and provisions of the Agreement, the First Amendment Letter and the Second Amendment Letter remain unmodified and in full force and effect. Any future reference to the Agreement, shall be deemed to be a reference to the Agreement, as amended by the First Amendment Letter, the Second Amendment Letter and this Third Amendment Letter as it may, from time to time, hereafter be further amended.

        3. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which, taken together, shall constitute but one and the same instrument.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

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        Kindly acknowledge your agreement with the foregoing by signing this letter agreement in the space provided below.

                                           Cedar-South Philadelphia I, LLC

                                           By:  /s/  Brenda J. Walker
                                                --------------------------------
                                                Name:  Brenda J. Walker
                                                Title: Vice President

                                           Cedar-South Philadelphia II, LLC

                                           By:  /s/  Brenda J. Walker
                                                --------------------------------
                                                Name:  Brenda J. Walker
                                                Title: Vice President

                                           Cedar Shopping Centers Partnership,
                                           L.P.

                                           By:  Cedar Shopping Centers, Inc.

                                                By:  /s/  Brenda J. Walker
                                                     ---------------------------
                                                     Name:  Brenda J. Walker
                                                     Title: Vice President

AGREED AND ACKNOWLEDGED:

SPSP Corporation

By:  /s/  Gary E. Erlbaum
     ---------------------------
     Name:  Gary E. Erlbaum
     Title: President

Passyunk Supermarket, Inc.

By:  /s/  Gary E. Erlbaum
     ---------------------------
     Name:  Gary E. Erlbaum
     Title: President

Twenty Fourth Street Passyunk Partners, L.P.

By:  Twenty Fourth Street Passyunk Corporation, its general partner

By:  /s/  Neil A. Klinger
     ---------------------------
     Name:  Neil A. Klinger
     Title: Vice President

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